                                 EXHIBIT (4)(e)
                                 --------------

                          BOATMEN'S BANCSHARES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF MISSOURI


               CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A

NUMBER 1                                    See reverse for certain definitions


THIS CERTIFICATE IS TRANSFERABLE IN ________, _________


This certifies that

                        ___________________, DEPOSITARY

is the owner of
                                   __________

     FULLY-PAID AND NON-ASSESSABLE SHARES, STATED VALUE $100 PER SHARE, OF
              CUMULATIVE CONVERTIBLE PREFERRED STOCK SERIES A, OF
                          BOATMEN'S BANCSHARES, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Designation relating thereto, including, without limitation, the provisions thereof whereby the shares represented hereby are convertible into the Common Stock of the Corporation, as to all of which the holder of this certificate by the acceptance hereto expressly assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:  _____________, 199_

COUNTERSIGNED AND REGISTERED
____________________________       ____________________________
Transfer Agent and Registrar       Andrew B. Craig III
                                   Chairman of the Board
                                   and Chief Executive Officer


By: ________________________       _____________________________
      Authorized Signature            David L. Foulk, Secretary

                          BOATMEN'S BANCSHARES, INC.

BOATMEN'S BANCSHARES, INC. WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS A STATEMENT OF THE CONVERSION RIGHTS, VOTING POWERS, DESIGNATIONS, PREFERENCES, POWERS, AND RELATIVE, PARTICIPATING OR OTHER SPECIAL RIGHTS, OF EACH CLASS OF BOATMEN'S BANCSHARES, INC. STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, AND RESTRICTIONS OF SUCH PREFERENCES OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF BOATMEN'S BANCSHARES, INC. OR TO THE TRANSFER AGENT.

    The following abbreviations, when used in the inscription on the face of this instrument, shall be constructed as though they were written out in full according to applicable laws or regulations.

        TEN COM - as tenants in common             UNIF GIFT MIN ACT _________________________  CUSTODIAN _________________________
        TEN ENT - as tenants by the entireties                                (Cust.)                               (Minor)
        JT TEN  - as joint tenants with right       under Uniform Gifts to Minors Act _______________________________
                  of survivorship and not as                                                      (State)
                  tenants in common

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
------------------------------
[                            ]
[                            ]
------------------------------


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


________________________________________________________________________________


________________________________________ Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________________


_______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated: __________________


                           ___________________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED BY:


___________________________________